Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Healthcare Acquisition Corp. (the "Company") on Form 10-K for the period ended December 31, 2005 as filed with the Securities and Exchange Commission (the "Report"), I, Matthew P. Kinley, President of the Company, certify, pursuant to 18 U.S.C. ss.1350, as added by ss.906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    To my knowledge,  the information contained in the Report fairly presents,
      in  all  material  respects,   the  financial  condition  and  results  of
      operations of the Company as of and for the period covered by the report.


Date: March 30, 2006                            By:   /s/ Matthew P. Kinley
                                                      ----------------------
                                                      Matthew P. Kinley
                                                      President